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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                 April 24, 2007
                Date of Report (Date of earliest event reported)


                              DUJOUR PRODUCTS, INC.
             (Exact name of registrant as specified in its charter)


             NEVADA                        000-52419              77-0643398
    (State or other Jurisdiction       (Commission File        (IRS Employer
          of incorporation)                Number)           Identification No.)


                 WEST 2809 LONGFELLOW, SPOKANE, WASHINGTON 99205
                    (Address of principal executive offices)

                                 (604) 761-1248
               Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[__]     Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

[__]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

[__]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR        240.14d-2(b))

[__]     Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

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ITEM  1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On April 24, 2007 Dujour Products, Inc. (the "Company") entered into a Letter of Intent (the "Letter') with Endeavor Energy Corporation ("Endeavor"), a Canadian corporation involved in the exploration and development of oil and gas resources. The letter sets forth an agreement in principal to pursue a merger of ownership effectuated by Dujour's acquisition of 100% of the common stock of Endeavor.

         As consideration for the acquisition, the Company shall deliver $1,500,000 in cash, and 3,714,286 common shares of its restricted common for a total deemed value of $8,000,000. Closing of the acquisition transaction is scheduled not later than June 5, 2007. In addition, the Company has agreed to pay Endeavor a $100,000 continuation fee to offset a portion of its engineering, legal, accounting and closing expenses

         The obligations of each party under the Letter are subject to the normal conditions precedent to Closing which include, but are not limited to; a) the completion of definitive agreements, b) the mutually satisfactory completion of due diligence including engineering reviews and title verifications as may be required by the Company, c) satisfactory determination that the acquisition and prospective business operations of the combined entity complies with all applicable laws and regulations, d) the availability of required permissions, legal opinions and approvals, e) satisfactory disclosure and treatment of pending or threatened material claims or litigation, f) mutual satisfaction of the Company and Endeavor concerning environmental issues and g) the availability of financing enabling the Company to complete its obligations under this Letter.


ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

        (d)  Exhibits.

             Exhibit 10.1: Letter of Intent Regarding Merger and Acquisition of Capital Stock

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           DUJOUR PRODUCTS, INC.

Date:  April 26, 2007
                                           By:  /s/ Adrian Crimeni
                                           -----------------------
                                           Adrian Crimeni
                                           Chief Executive Officer









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